Retirement Plan	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Retirement Plan

Note 18. Retirement Plan

The Company has adopted a 401(k) plan to provide all eligible employees a means to accumulate retirement savings on a tax-advantaged basis. The 401(k) plan requires participants to be at least 20 years old. Plan participants may make before tax elective contributions up to the maximum percentage of compensation and dollar amount allowed under the Internal Revenue Code and are always 100% vested in their elective contributions. The Company makes discretionary employer contributions at its election. Plan participants must be employed on the last day of the year to be eligible for the employer match. Participants may defer specified portions of their compensation. The Company did not provide a match of the employee’s contribution for the years ended December 31, 2020 and 2019.